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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) April 13, 2006



                                ICU MEDICAL, INC.
                                -----------------
             (Exact name of registrant as specified in its charter)

          DELAWARE                                          33-0022692
          --------                                          ----------
      (State or other                       (I.R.S. Employer Identification No.)
jurisdiction of incorporation)

                                     0-19974
                                     -------
                            (Commission File Number)

951 Calle Amanecer, San Clemente, California                     92673
--------------------------------------------                   -----------
 (Address of principal executive offices)                       (Zip Code)

                                 (949) 366-2183
                                 --------------
               Registrant's telephone number, including area code


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)


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                    INFORMATION TO BE INCLUDED IN THE REPORT



Item 8.01         Other Events

                  See attached press release.

Item 9.01         Financial Statements and Exhibits

        (c)       Exhibits

         99.1 Press release, dated April 13, 2006 announcing ICU Medical, Inc.'s first quarter 2006 earnings conference call.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 13, 2006

                                            ICU MEDICAL, INC.



                                            /s/ Francis J. O'Brien
                                            ------------------------------------
                                            Francis J. O'Brien
                                            Secretary, Treasurer and
                                            Chief Financial Officer